Exhibit 10.5


                               September 28, 1998



Fidelity Financial of Ohio
4555 Montgomery Road
Cincinnati, Ohio 45212

Ladies and Gentlemen:

        Fidelity Financial of Ohio, Inc. ("FFOH") and Glenway Financial Corporation (the "Company") desire to enter into an Agreement of Merger, dated as of September 28, 1998 (the "Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) the Company will merge with and into a wholly-owned subsidiary of FFOH (the "Merger") and (b) each share of Company common stock outstanding immediately prior to the Merger will be converted into the right to receive 1.50 shares of FFOH common stock, plus cash in lieu of any fractional share interest.

        In consideration of the foregoing, the undersigned hereby irrevocably:

               (a) Agrees not to sell, or in any other way reduce the risk of the undersigned relative to, any shares of common stock of the Company or of common stock of FFOH, during the period commencing thirty days prior to the effective date of the Merger and ending on the date on which financial results covering at least thirty days of post-Merger combined operations of FFOH and the Company have been published within the meaning of Topic 2-E of the Staff Accounting Bulletin Series of the Securities and Exchange Commission ("SEC"), provided, however, that excluded from the foregoing undertaking shall be such sales, pledges, transfers or other dispositions of shares of Company common stock or shares of FFOH common stock which, in FFOH's sole judgment (after consulting with its independent public accountants), are individually and in the aggregate de minimis within the meaning of Topic 2-E of the Staff Accounting Bulletin Series of the SEC;

               (b) Agrees that neither the Company nor FFOH shall be bound by any attempted sale or other transfer of any shares of Company common stock or FFOH common stock, respectively, and the Company's and FFOH's transfer agents shall be given appropriate stop transfer orders and shall not be required to register any such attempted sale or other transfer, unless the sale has been effected in compliance with the terms of this Letter Agreement;

               (c) Acknowledges and agrees that the provisions of subparagraphs
(a) and (b) hereof apply to shares of FFOH common stock and Company common stock owned by (i) his or her spouse, (ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity and



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Fidelity Financial of Ohio, Inc.
September 28, 1998
Page 2

(iv) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

               (d) Represents that the undersigned has no plan or intention to sell, exchange, or otherwise dispose of any shares of common stock of FFOH prior to expiration of the time period referred to in paragraph (a) hereof; and

               (e) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

                            -------------------------

        This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                            -------------------------

        This Letter Agreement shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                            -------------------------

        The undersigned intends to be legally bound hereby.


                                   Sincerely,